Exhibit 99.1

Marathon Petroleum Corp. and Andeavor Combination to Create Leading U.S. Refining, Marketing, and Midstream Company

•	Creates a leading nationwide integrated energy company with an initial enterprise value greater than $90 billion[1]

•	Substantially increases geographic diversification and scale positioning the company for long-term growth and value creation

•	Immediately accretive to earnings and cash flow per share[2]

•	Expect ≥ $1 billion of tangible cost and operating synergies, driving substantial long-term earnings and cash flow per share accretion

•	Continued commitment to MPC’s 2018 capital return plans; MPC’s board approved an incremental $5 billion of repurchase authorization

•	Commitment to maintaining investment grade credit profile

FINDLAY, Ohio, and SAN ANTONIO, Texas – April 30, 2018 – Marathon Petroleum Corp. (NYSE: MPC) and Andeavor (NYSE: ANDV) today announced that they have entered into a definitive merger agreement under which MPC will acquire all of ANDV’s outstanding shares, representing a total equity value of $23.3 billion and total enterprise value of $35.6 billion, based on MPC’s April 27, 2018, closing price of $81.43. ANDV shareholders will have the option to choose 1.87 shares of MPC stock, or $152.27 in cash subject to a proration mechanism that will result in 15 percent of ANDV’s fully diluted shares receiving cash consideration. This represents a premium of 24.4 percent to ANDV’s closing price on April 27, 2018. MPC and ANDV shareholders will own approximately 66 percent and 34 percent of the combined company, respectively. The transaction was unanimously approved by the board of directors of both companies and is expected to close in the second half of 2018, subject to regulatory and other customary closing conditions, including approvals from both MPC and ANDV shareholders. The headquarters will be located in Findlay, Ohio, and the combined business will maintain an office in San Antonio, Texas.

“This transaction combines two strong, complementary companies to create a leading U.S. refining, marketing, and midstream company, building a platform that is well-positioned for long-term growth and shareholder value creation,” said Gary R. Heminger, MPC chairman and chief executive officer. “Each of our operating segments are strengthened through this transaction, as it geographically diversifies our refining portfolio into attractive markets, increases access to advantaged feedstocks, enhances our midstream footprint in the Permian basin, and creates a nationwide retail and marketing portfolio that will substantially improve efficiencies and enhance our ability to serve customers.

“Importantly, we expect this transaction will be meaningfully accretive for shareholders, generating approximately $1 billion of tangible annual run-rate synergies within the first three years and significantly enhancing our long-term cash flow generation profile,” said Heminger. “Given the confidence in the robust cash flow expected to be generated by the combined business, our board also authorized an incremental $5 billion of share repurchases. As a combined company, we will continue our balanced approach to investing in the business and returning cash to our investors, while maintaining our commitment to an investment-grade credit profile.”

At closing, Greg Goff, ANDV chairman and chief executive officer, will join MPC as executive vice chairman. As executive vice chairman and an executive of MPC following closing, Goff will provide leadership and be integrally involved in the strategy for the combined company. Goff, along with three other Andeavor directors, will also join the board of directors of Marathon Petroleum. “With significantly increased scale, a strong platform for our midstream businesses and a leading nationwide retail and marketing distribution portfolio, the combined company presents tremendous value enhancement and growth opportunities for all shareholders,” said Goff. “This strategic combination provides our shareholders with a premium for their shares and the opportunity to benefit from substantial future value creation at MPC. As the largest refiner by capacity in the U.S., with a best-in-class operating capability and a strong capital structure, the combined company will be exceptionally well-positioned to deliver on its synergy and earnings targets. We look forward to working together to deliver on the full potential of this powerful combination.”

Heminger and Goff added that MPC and ANDV are not only complementary from operational and financial standpoints, but also share similar core values. They said that both MPC and ANDV have been committed to safety, environmental stewardship, and community involvement. Together, the alignment on these values will enable the combined company to remain an excellent corporate citizen wherever it has the privilege to operate, they added.

[1]	Based on closing share/unit price of MPC/MPLX and ANDV/ANDX on April 27, 2018
[2]	Based on 2019 consensus

Merits of the Transaction:

•	Significant shareholder value creation from tangible, identified cost and operating synergies: MPC expects to fully realize ≥$1 billion in annual run-rate cost and operating synergies within the first three years, in addition to the expected synergies from ANDV’s Western Refining transaction. The company plans to maintain its current capital allocation strategies, including continued dividend growth, and believes that incremental cash generated by the transaction will exceed $5 billion over the first five years.

•	Refining: Geographically diversifies the portfolio into attractive markets and increases access to advantaged feedstocks: Andeavor’s refineries in California, the Mid-Continent and the Pacific Northwest complement MPC’s existing Gulf Coast and Midwest refining footprint. The combined company will be the No. 1 U.S. refiner by capacity and a top-five refiner globally, with throughput capacity of over 3 million barrels per day. The combination also enhances crude oil integration from wellhead to refinery supply across the integrated system.

•	Marketing: Creates a nationwide portfolio, which significantly improves efficiencies and enhances the ability to serve customers: The company combines MPC’s strength east of the Mississippi with ANDV’s strong presence in the Western U.S. Combining the two businesses unlocks substantial efficiencies and creates a national retail and marketing platform, including a nationwide loyalty program that supports increased customer engagement and substantial revenue enhancement and cost saving opportunities.

•	Midstream: Expands the business’ growth platform and particularly enhances footprint in the attractive Permian basin: Building on MPC’s strong footprint in the Marcellus, the combined company’s expanded presence in the Permian and Bakken regions significantly increases MPC’s midstream growth opportunities. MPC’s midstream business will include two high-quality master limited partnerships (MLPs) – MPLX LP (NYSE: MPLX) and Andeavor Logistics (NYSE: ANDX). Upon close of the transaction, MPC will own the general partner and be the largest unitholder in each of the separate MLPs.

Transaction Terms

Under the terms of the agreement, ANDV shareholders will have the option to elect 1.87 shares of MPC stock or $152.27 in cash per share subject to a proration mechanism that will result in 15 percent of ANDV’s fully diluted shares receiving cash consideration. The stock portion of the consideration received by Andeavor’s shareholders is expected to be tax-free.

Approvals and Timing

The transaction has been unanimously approved by the boards of directors of both companies. The transaction is expected to close in the second half of 2018 and is subject to customary closing conditions, including approval by ANDV shareholders of the merger, and approval by MPC shareholders of the new MPC shares issued in the transaction. It is also subject to approval pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR), and the receipt of other required regulatory approvals.

Investor Presentation, Conference Call, Webcast

The companies will issue an investor presentation today, providing additional detail on the announcement. The presentation will be available on both companies’ websites; on MPC’s website at http://www.marathonpetroleum.com by clicking on the “Events and Presentations” link in the “Investor Center” tab; on ANDV’s website at http://www.andeavor.com by clicking on the “Events and Presentations” link in the “Investor” tab.

MPC and Andeavor will hold a conference call and webcast at 8:30 a.m. EDT today to discuss the transaction. Interested parties may listen to the conference call by dialing (888) 989-4720 (confirmation number 4852094) or by visiting MPC’s website at http://www.marathonpetroleum.com and clicking on the “Marathon Petroleum Corp. and Andeavor Strategic Combination” link. Replays of the conference call will be available on both companies’ websites through Tuesday, May 15.

MPC First-Quarter 2018 Earnings Announcement

MPC plans to issue its first quarter 2018 financial results today following this announcement. Management will be available to answer questions about the earnings release at the end of today’s conference call. MPC’s previously announced first-quarter 2018 earnings conference call and webcast, which had been scheduled for Tuesday, May 1, at 9 a.m. EDT, has been cancelled.

MPLX will host a conference call and webcast today at 11 a.m. EDT in lieu of the previously scheduled call for Tuesday, May 1 to discuss 2018 first-quarter financial results, which will be released prior to the call, and to provide an update on partnership operations.

Advisors

Barclays acted as financial advisor and Jones Day acted as legal advisor to MPC in connection with the transaction. Goldman, Sachs & Co. LLC acted as exclusive financial advisor and Sullivan & Cromwell LLP acted as legal advisor to Andeavor in connection with the transaction.

About Marathon Petroleum Corp.

MPC is the nation’s second-largest refiner, with a crude oil refining capacity of approximately 1.9 million barrels per calendar day in its six-refinery system. Marathon brand gasoline is sold through approximately 5,600 independently owned retail outlets across 20 states and the District of Columbia. In addition, Speedway LLC, an MPC subsidiary, owns and operates the nation’s second-largest convenience store chain, with approximately 2,740 convenience stores in 21 states. MPC owns, leases or has ownership interests in approximately 10,800 miles of crude oil and light product pipelines. Through subsidiaries, MPC owns the general partner of MPLX LP, a midstream master limited partnership. Through MPLX, MPC has ownership interests in gathering and processing facilities with approximately 5.9 billion cubic feet per day of gathering capacity, 8.4 billion cubic feet per day of natural gas processing capacity and 610,000 barrels per day of fractionation capacity. MPC’s fully integrated system provides operational flexibility to move crude oil, NGLs, feedstocks and petroleum-related products efficiently through the company’s distribution network and midstream service businesses in the Midwest, Northeast, East Coast, Southeast and Gulf Coast regions.

About Andeavor

Andeavor is a premier, highly integrated marketing, logistics and refining company. Andeavor’s retail-marketing system includes more than 3,200 stores marketed under multiple well-known fuel brands, including ARCO®, SUPERAMERICA®, Shell®, Exxon®, Mobil®, Tesoro®, USA Gasoline(TM) and Giant®. It also has ownership in Andeavor Logistics LP and its non-economic general partner. Andeavor operates 10 refineries with a combined capacity of approximately 1.2 million barrels per day in the mid-continent and western United States.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (“MPC“) and Andeavor (“ANDV”). These forward-looking statements relate to, among other things, the proposed transaction between MPC and ANDV and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of MPC, MPLX LP (“MPLX”), ANDV and Andeavor Logistics (“ANDX”). In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may”, “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPC’s or ANDV’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPC and ANDV on anticipated terms and timetable; the ability to obtain approval by the shareholders of ANDV and MPC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDV; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC’s share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX and ANDX; and the factors set forth under the heading “Risk Factors” in MPC’s and ANDV’s respective Annual Reports on Form 10-K for the year ended Dec. 31, 2017, filed with Securities and Exchange Commission (SEC). We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of Marathon Petroleum Corporation (“MPC”) and Andeavor (“ANDV”). Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from MPC at its website, www.marathonpetroleum.com, or by contacting MPC’s Investor Relations at (419) 421-2414, or from ANDV at its website, www.andeavor.com, or by contacting ANDV’s Investor Relations at (210) 626-4757.

Participants in Solicitation

MPC and ANDV and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning MPC’s participants is set forth in the proxy statement, filed March 15, 2018, for MPC’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ANDV’s participants is set forth in the proxy statement, filed March 15, 2018, for ANDV’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

MPC Contacts

Investor Relations Contact:

Kristina Kazarian (419) 421-2071

Media Contact:

Chuck Rice (419) 421-2521

ANDV Contacts

Investor Relations Contact:

Brad Troutman (210) 626-4568

Media Contact:

media@andeavor.com, (210) 626-7702